Advisors Capital Active All Cap Fund
	Schedule of Investments
	June 30, 2024 (Unaudited)
Shares		Fair Value	% of Net Assets

EXCHANGE TRADED FUNDS

Equity
75,300	iShares Core S&P 500 ETF (a)	$ 41,206,419
141,400	iShares Core S&P Mid-Cap ETF	8,274,728
109,200	Schwab U.S. Small-Cap ETF	5,181,540
233,100	SPDR® Portfolio S&P 1500 Composite Stock Market ETF	15,466,185
38,400	Vanguard Growth ETF	14,361,984
109,700	Vanguard Value ETF	17,596,977
		102,087,833

Total for Exchange Traded Funds (Cost - $88,469,883)		102,087,833	98.68%

MONEY MARKET FUNDS
2,740,943	Goldman Sachs Financial Square Government Fund
	Institutional Shares 5.22% *	2,740,943	2.65%
	(Cost - $2,740,943)

	Total Investments	104,828,776	101.33%
	(Cost - $91,210,826)

	Liabilities in Excess of Other Assets	(1,370,498)	-1.33%

	Net Assets	$103,458,278	100.00%

(a) Additional information, including current Prospectus and Annual Report, is available at
https://www.ishares.com/prospectus.
* The Yield shown represents the 7-day yield at June 30, 2024.